                                                                    Exhibit 10.2

                                                                  CONFORMED COPY
                                                                  --------------

                                    AMENDMENT

          AMENDMENT, dated as of May 1, 2002 (this "Amendment"), to the Fifth
                                                    ---------
Amended and Restated Credit Agreement, dated as of November 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
among Aurora Foods Inc. (the "Company"), the financial institutions parties
                              -------
thereto (the "Lenders"), and the Agents.
              -------

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to Company;

          WHEREAS, Company has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be modified as set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Terms defined in the Credit Agreement and
                     -------------
used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. Amendments to the Credit Agreement.
                     ----------------------------------

          (a) Amendments to Section 1.1. (i) The defined term "Consolidated
              -------------------------
EBITDA" set forth in subsection 1.1 of the Credit Agreement is hereby amended by
(A) inserting the phrase "without duplication," immediately before clause (1) thereof, (B) deleting the word "and" immediately before clause (10) thereof and substituting "," in lieu thereof and (C) adding the following new clauses (11) and (12) immediately after clause (10) thereof:

     " (11) effective as of March 31, 2002, with respect to any period ending March 31, 2002 and thereafter, charges as set forth on the attached
     Schedule 1.1A in an amount not to exceed $20,130,000 in the aggregate and
     (12) with respect to the periods ending June 30, 2002 and September 30, 2002 and thereafter, charges relating to the payment of fees and expenses incurred in connection with the Amendment, dated as of May 1, 2002, to this Agreement and the transactions contemplated thereby as reasonably detailed to the Administrative Agent at the time of the delivery of the financial statements for the periods ending June 30, 2002 and September 30, 2002."

          (ii) Subsection 1.1 of the Credit Agreement is further amended by deleting the existing term "Consolidated Cash Interest Expense" therefrom and substituting in lieu thereof the following:

          "Consolidated Cash Interest Expense" means, for any period, (i) Consolidated Interest Expense payable in Cash during such period minus (ii)
                                                                      -----
     any bank amendment fee included in the charges described in clause
     (i)(b)(11) or (12) of the definition of Consolidated EBITDA to the extent that such charge is included in Consolidated Interest Expense for such period.

          (b) Amendments to Subsection 7.6. Subsection 7.6 of the Credit
              ----------------------------
Agreement is hereby amended as follows:

          (i) by deleting the portion of the table appearing at the end of subsection 7.6A of the Credit Agreement relating to the period set forth below and substituting in lieu thereof the following:

--------------------------------------------------------------------------------
                                             MINIMUM CONSOLIDATED
                                            CASH INTEREST COVERAGE
        TEST PERIOD                                 RATIO
--------------------------------------------------------------------------------
     4/01/02 - 6/30/02                            1.53:1.00
--------------------------------------------------------------------------------

          (ii) by deleting the portion of the first table appearing in subsection 7.6B of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:

--------------------------------------------------------------------------------
                                                   MAXIMUM
        TEST PERIOD                             LEVERAGE RATIO
--------------------------------------------------------------------------------
     4/01/02 - 6/30/02                            6.75:1.00
--------------------------------------------------------------------------------
     7/01/02 - 9/30/02                            6.65:1.00
--------------------------------------------------------------------------------

          (iii) by deleting the portion of the second table appearing in subsection 7.6B of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:

--------------------------------------------------------------------------------
                                                   MAXIMUM
        TEST PERIOD                             LEVERAGE RATIO
--------------------------------------------------------------------------------
     4/01/02 - 6/30/02                            7.05:1.00
--------------------------------------------------------------------------------
     7/01/02 - 9/30/02                            6.95:1.00
--------------------------------------------------------------------------------

          (iv) by deleting the portion of the table appearing at the end of subsection 7.6F of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:

--------------------------------------------------------------------------------
                                                MAXIMUM SENIOR
        TEST PERIOD                             LEVERAGE RATIO
--------------------------------------------------------------------------------
     4/01/02 - 6/30/02                            4.18:1.00
--------------------------------------------------------------------------------
     7/01/02 - 9/30/02                            4.09:1.00
--------------------------------------------------------------------------------

          (c) Amendments to Schedules. The Schedules to the Credit Agreement are
              -----------------------
hereby amended by adding a new Schedule 1.1A as attached to this Amendment.

          SECTION 3. Additional Covenants. On or before June 15, 2002, Company
                     --------------------
shall (a) deliver to the Administrative Agent a revised business plan for the Fiscal Year ending December 31, 2002, (b) make available senior management of Company for a meeting with the Lenders to discuss the financial condition of Company, operational changes, system improvements and timing, general market conditions, significant management changes and other pertinent information that could be expected to affect Company's operating or financial performance, and
(c) assist a consultant chosen by the Administrative Agent to complete a review of the accounting systems and financial condition and operations of Company (Company hereby further agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with such review, including the fees and expenses of such consultant).

          SECTION 4. Conditions to Effectiveness. This Amendment shall be
                     ---------------------------
effective (the "Effective Date") upon receipt by the Administrative Agent of (a)
                --------------
this Amendment, executed and delivered by a duly authorized officer of each of Company, the Guarantor and the Requisite Lenders and (b) an agreement, in form and substance satisfactory to the Administrative Agent, pursuant to which the MDC Entities, Fenway and/or UBS shall be unconditionally obligated to purchase subordinated participations in up to $10,000,000 of Revolving Loans, which agreement shall be terminated on the date that is 91 days after the last day of any Fiscal Quarter on which the ratio of Consolidated Total Senior Debt as of such last day of such Fiscal Quarter to Consolidated EBITDA for the four-Fiscal Quarter period ending on such last day does not exceed 3.75:1.00; provided that
                                                                  --------
no Event of Default or Potential Event of Default described in Section 8.6, 8.7 or 8.9 of the Credit Agreement has occurred and is continuing.

          SECTION 5. Representations and Warranties. To induce the Lenders
                     ------------------------------
parties hereto to enter into this Amendment, Company hereby represents and warrants to the Administrative Agent and all of the Lenders that (i) the representations and warranties made by Company in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof and (ii) after giving effect to this Amendment, no Event of Default or Potential Event of Default shall have occurred and be continuing.

          SECTION 6. Effect on the Loan Documents. (a) Except as specifically
                     ----------------------------
waived above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment, except as expressly provided herein, shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 7. Fee. Company shall pay to each Lender that executes and
                     ---
delivers this Amendment prior to 5:00 p.m., New York City time, May 1, 2002, a fee equal to 0.125% of the sum of such Lender's (a) Revolving Credit Commitment,
(b) outstanding Tranche A Term Loans and (c) outstanding Tranche B Term Loans, such fee to be earned as of the Effective Date and payable no later than May 2, 2002.

          SECTION 8. Costs, Expenses and Taxes. Company agrees to pay on demand
                     -------------------------
all actual and reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered thereunder and hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent (including allocated costs of internal counsel) with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. Company further agrees to pay on demand all costs and expenses of the Administrative Agent and each of the Lenders, if any (including, without limitation, counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses (including allocated costs of internal counsel) in connection with the enforcement of rights under this Section 8.

          SECTION 9. Affirmation of Subsidiary Guaranty, Pledge Agreement and
                     --------------------------------------------------------
Credit Agreement. The Guarantor hereby consents to the modification of the
----------------
Credit Agreement contemplated hereby and each of Company and the Guarantor hereby acknowledge and agree that the guarantees contained in the Subsidiary Guaranty, the pledge of stock contained in the Pledge Agreement and the obligations contained in the Credit Agreement as modified hereby are, and shall remain, in full force and effect.

          SECTION 10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND
                     --------------
OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 11. Execution in Counterparts. This Amendment may be executed
                     --------------------------
by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with Company and the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                               AURORA FOODS INC.


                               By: /s/ William R. McManaman
                                   ---------------------------------------------
                               Name: William R. McManaman
                               Title: EVP & CFO


                               SEA COAST FOODS, INC.


                               By: /s/ William R. McManaman
                                   ---------------------------------------------
                               Name: William R. McManaman
                               Title: CFO & Secretary


                               JPMORGAN CHASE BANK,
                               as Administrative Agent and as a Lender


                               By: /s/ Kathy A. Duncan
                                   ---------------------------------------------
                               Name: Kathy A. Duncan
                               Title: Vice President

                               ALLIANCE CAPITAL MANAGEMENT L.P., as
                               Manager on behalf of ALLIANCE CAPITAL
                               FUNDING, L.L.C., as Assignee


                               By: Alliance Capital Management Corporation,
                               General Partner of Alliance Capital Management
                               L.P.


                               By: /s/ Joel Serebransky
                                   ---------------------------------------------
                               Name: Joel Serebransky
                               Title: Senior Vice President


                               ALLSTATE LIFE INSURANCE COMPANY


                               By: /s/ Jerry D. Zinkula
                                   ---------------------------------------------
                               Name: Jerry D. Zinkula
                               Title: Authorized Signatory


                               By: /s/ Chris Goergen
                                   ---------------------------------------------
                               Name: Chris Goergen
                               Title: Authorized Signatory


                               AMERICAN EXPRESS CERTIFICATE
                               COMPANY


                               By: American Express Asset Management Group
                               Inc. as Collateral Manager


                               By: /s/ Steven B. Staver
                                   ---------------------------------------------
                               Name: Steven B. Staver
                               Title: Managing Director

                               APEX (IDM) CDO I, LTD.


                               By: Institutional Debt Management, Inc.,
                               as Collateral Manager


                               By: /s/ Michael Audino
                                   ---------------------------------------------
                               Name: Michael Audino
                               Title: Vice President


                               ARCHIMEDES FUNDING, LLC.


                               By: ING Capital Advisors LLC, as Collateral
                               Manager


                               By: /s/ Helen Y. Rhee
                                   ---------------------------------------------
                               Name: Helen Y. Rhee
                               Title: Senior Vice President


                               ARCHIMEDES FUNDING III, LTD.


                               By: ING Capital Advisors LLC, as Collateral
                               Manager


                               By: /s/ Helen Y. Rhee
                                   ---------------------------------------------
                               Name: Helen Y. Rhee
                               Title: Senior Vice President


                               ARES LEVERAGED INVESTMENT FUND II, L.P.


                               By: ARES Management II, L.P. its General
                               Partner


                               By: /s/ Seth J. Brufsky
                                   ---------------------------------------------
                               Name: Seth J. Brufsky
                               Title: Vice President

                               ARES III CLO LTD.


                               By: ARES CLO Management, LLC its Investment
                               Partner


                               By: /s/ Seth J. Brufsky
                                   ---------------------------------------------
                               Name: Seth J. Brufsky
                               Title: Vice President


                               ARES IV CLO LTD.


                               By: ARES CLO Management IV, L.P. its
                               Investment Partner


                               By: ARES CLO GP IV, LLC its Managing
                               Manager


                               By: /s/ Seth J. Brufsky
                                   ---------------------------------------------
                               Name: Seth J. Brufsky
                               Title: Vice President


                               ARES V CLO LTD.


                               By: ARES CLO Management V, L.P. its Investment Manager


                               By: ARES CLO GP V, LLC its Managing Manager


                               By: /s/ Seth J. Brufsky
                                   ---------------------------------------------
                               Name: Seth J. Brufsky
                               Title: Vice President

                               BALANCED HIGH-YIELD FUND I, LTD.


                               By: ING Capital Advisors LLC, as Asset Manager


                               By: /s/ Helen Y. Rhee
                                   ---------------------------------------------
                               Name: Helen Y. Rhee
                               Title: Senior Vice President


                               BALANCED HIGH-YIELD FUND II, LTD.


                               By: ING Capital Advisors LLC, as Asset Manager


                               By: /s/ Helen Y. Rhee
                                   ---------------------------------------------
                               Name: Helen Y. Rhee
                               Title: Senior Vice President


                               BANCO ESPIRITO SANTO, S.A., NASSAU
                               BRANCH


                               By: /s/ Terry R. Hull
                                   ---------------------------------------------
                               Name: Terry R. Hull
                               Title: Senior Vice President


                               By: /s/ Andrew M. Orsen
                                   ---------------------------------------------
                               Name: Andrew M. Orsen
                               Title: Vice President


                               BANK OF AMERICA, N.A.


                               By: /s/ Laura T. Sweet
                                   ---------------------------------------------
                               Name: Laura T. Sweet
                               Title: Assistant Vice President

                               BAYERISCHE HYPO-UND VEREINSBANK AG
                               NEW YORK BRANCH


                               By: /s/ Francesco Ossino
                                   ---------------------------------------------
                               Name: Francesco Ossino
                               Title: Director


                               By: /s/ Timothy L. Harrod
                                   ---------------------------------------------
                               Name: Timothy L. Harrod
                               Title: Managing Director


                               BNP PARIBAS


                               By: /s/ Stephanie Rogers
                                   ---------------------------------------------
                               Name: Stephanie Rogers
                               Title: Vice President


                               By: /s/ Duane P. Helkowski
                                   ---------------------------------------------
                               Name: Duane P. Helkowski
                               Title: Director


                               CALLIDUS DEBT PARTNERS CDO FUND I,
                               LTD


                               By: Callidus Capital Management, LLC as
                               Collateral Manager


                               By: /s/ Jerry Nichols
                                   ---------------------------------------------
                               Name: Jerry Nichols
                               Title: Managing Director

                               CENTURION CDO II, LTD.


                               By: American Express Asset Management Group
                               Inc. as Collateral Manager


                               By: /s/ Steven B. Staver
                                   ---------------------------------------------
                               Name: Steven B. Staver
                               Title: Managing Director


                               CENTURION CDO III, LIMITED.


                               By: American Express Asset Management Group
                               Inc. as Collateral Manager


                               By: /s/ Steven B. Staver
                                   ---------------------------------------------
                               Name: Steven B. Staver
                               Title: Managing Director


                               CLYDESDALE CLO 2001-1, LTD.


                               By: Nomura Corporate Research and Asset
                               Management Inc. as Collateral Manager


                               By: /s/ Richard W. Stewart
                                   ---------------------------------------------
                               Name: Richard W. Stewart
                               Title: Director


                               CONTINENTAL CASUALTY COMPANY


                               By: /s/ Richard W. Dubberke
                                   ---------------------------------------------
                               Name: Richard W. Dubberke
                               Title: Vice President

                               CYPRESSTREE INVESTMENT PARTNERS II,
                               LTD.,


                               By: CypressTree Investment Management
                               Company, Inc. as Portfolio Manager


                               By: /s/ P. Jeffrey Huth
                                   ---------------------------------------------
                               Name: P. Jeffrey Huth
                               Title: Principal


                               CYPRESS TREE INVESTMENT
                               MANAGEMENT COMPANY, INC.


                               As: Attorney-in-Fact, on behalf of, and as Portfolio Manager for First Allmerica Financial Life Insurance Company


                               By: /s/ P. Jeffrey Huth
                                   ---------------------------------------------
                               Name: P. Jeffrey Huth
                               Title: Principal


                               DEUTSCHE BANK AG NEW YORK BRANCH
                               AND/OR CAYMAN ISLANDS BRANCH


                               By: /s/ William W. McGinty
                                   ---------------------------------------------
                               Name: William W. McGinty
                               Title: Director


                               By: /s/ Thomas A. Foley
                                   ---------------------------------------------
                               Name: Thomas A. Foley
                               Title: Vice President

                               ELC (CAYMAN) LTD. CDO SERIES 1999-I


                               By: Institutional Debt Management, Inc., as
                               Collateral Manager


                               By: /s/ Michael Audino
                                   ---------------------------------------------
                               Name: Michale Audino
                               Title: Vice President


                               ELC (CAYMAN) LTD. 1999-III


                               By: Institutional Debt Management, Inc., as
                               Collateral Manager


                               By: /s/ Michael Audino
                                   ---------------------------------------------
                               Name: Michale Audino
                               Title: Vice President


                               ELC (CAYMAN) LTD. 2000-1


                               By: Institutional Debt Management, Inc., as
                               Collateral Manager


                               By: /s/ Michael Audino
                                   ---------------------------------------------
                               Name: Michale Audino
                               Title: Vice President


                               EQ ADVISORS TRUST


                               By: Alliance Capital Management L.P., as
                               Advisor


                               By: /s/ Michael Snyder
                                   ---------------------------------------------
                               Name: Michael Snyder
                               Title: Portfolio Manager

                               FLEET NATIONAL BANK


                               By: /s/ Peter M. Anzivino
                                   ---------------------------------------------
                               Name: Peter M. Anzivino
                               Title: Vice President


                               FRANKLIN FLOATING RATE TRUST


                               By: /s/ Richard D'Addario
                                   ---------------------------------------------
                               Name: Richard D'Addario
                               Title: Vice President


                               FRANKLIN FLOATING RATE MASTER
                               SERIES


                               By: /s/ Richard D'Addario
                                   ---------------------------------------------
                               Name: Richard D'Addario
                               Title: Vice President


                               FRANKLIN CLO I, LIMITED


                               By: /s/ Richard D'Addario
                                   ---------------------------------------------
                               Name: Richard D'Addario
                               Title: Senior Vice President


                               FRANKLIN CLO II, LIMITED


                               By: /s/ Richard D'Addario
                                   ---------------------------------------------
                               Name: Richard D'Addario
                               Title: Senior Vice President

                               FRANKLIN CLO III, LIMITED


                               By: /s/ Richard D'Addario
                                   ---------------------------------------------
                               Name: Richard D'Addario
                               Title: Senior Vice President


                               GENERAL ELECTRIC CAPITAL
                               CORPORATION


                               By: /s/ Janet K. Williams
                                   ---------------------------------------------
                               Name: Janet K. Williams
                               Title: Duly Authorized Signatory


                               GOLDENTREE LOAN OPPORTUNITIES I,
                               LIMITED


                               By: /s/ Fred Haddad
                                   ---------------------------------------------
                               Name: Fred Haddad
                               Title: Portfolio Manager


                               HARBOURVIEW CLO IV LTD, FUND


                               By: /s/ David Foxhoven
                                   ---------------------------------------------
                               Name: David Foxhoven
                               Title: A.V.P.


                               HARRIS TRUST AND SAVINGS BANK


                               By: /s/ Karen L. Knudsen
                                   ---------------------------------------------
                               Name: Karen L. Knudsen
                               Title: Vice President

                               HSBC BANK USA


                               By: /s/ Matthew J. Logan
                                   ---------------------------------------------
                               Name: Matthew J. Logan
                               Title: Analyst


                               IDS LIFE INSURANCE COMPANY


                               By: American Express Asset Management Group
                               Inc. as Collateral Manager


                               By: /s/ Steven B. Staver
                                   ---------------------------------------------
                               Name: Steven B. Staver
                               Title: Managing Director


                               INDOSUEZ CAPITAL FUNDING IIA, LIMITED


                               By: Indosuez Capital as Portfolio Advisor


                               By: /s/ Andrew Brady
                                   ---------------------------------------------
                               Name: Andrew Brady
                               Title: Vice President


                               INDOSUEZ CAPITAL FUNDING III, LIMITED


                               By: Indosuez Capital as Portfolio Advisor


                               By: /s/ Andrew Brady
                                   ---------------------------------------------
                               Name: Andrew Brady
                               Title: Vice President

                               INDOSUEZ CAPITAL FUNDING IV, L.P.


                               By: RBC Leveraged Capital as Portfolio Advisor


                               By: /s/ Lee M. Shaiman
                                   ---------------------------------------------
                               Name: Lee M. Shaiman
                               Title: Managing Director


                               ING PRIME RATE TRUST


                               By: ING Investments, LLC as its Investment
                               Manager


                               By: /s/ Jason Groom
                                   ---------------------------------------------
                               Name: Jason Groom
                               Title: Vice President


                               ING SENIOR INCOME FUND


                               By: ING Investments, LLC as its Investment
                               Manager


                               By: /s/ Jason Groom
                                   ---------------------------------------------
                               Name: Jason Groom
                               Title: Vice President


                               KZH CYPRESSTREE-1 LLC


                               By: /s/ Anthony Iarrobino
                                   ---------------------------------------------
                               Name: Anthony Iarrobino
                               Title: Authorized Agent


                               KZH ING-2 LLC


                               By: /s/ Anthony Iarrobino
                                   ---------------------------------------------
                               Name: Anthony Iarrobino
                               Title: Authorized Agent

                               KZH PONDVIEW LLC


                               By: /s/ Anthony Iarrobino
                                   ---------------------------------------------
                               Name: Anthony Iarrobino
                               Title: Authorized Agent


                               KZH STERLING LLC


                               By: /s/ Anthony Iarrobino
                                   ---------------------------------------------
                               Name: Anthony Iarrobino
                               Title: Authorized Agent


                               KZH WATERSIDE LLC


                               By: /s/ Anthony Iarrobino
                                   ---------------------------------------------
                               Name: Anthony Iarrobino
                               Title: Authorized Agent


                               MARINER LDC


                               By: /s/ Charles R. Howe IV
                                   ---------------------------------------------
                               Name: Charles R. Howe IV
                               Title: Director


                               ML CLO XII PILGRIM AMERICA (CAYMAN)
                               LTD.


                               By: ING Investments, LLC as its Investment
                               Manager


                               By: /s/ Jason Groom
                                   ---------------------------------------------
                               Name: Jason Groom
                               Title: Vice President

                               ML CLO XV PILGRIM AMERICA (CAYMAN)
                               LTD.


                               By: ING Investments, LLC as its Investment
                               Manager


                               By: /s/ Jason Groom
                                   ---------------------------------------------
                               Name: Jason Groom
                               Title: Vice President


                               ML CLO XX PILGRIM AMERICA (CAYMAN)
                               LTD.


                               By: ING Investments, LLC as its Investment
                               Manager


                               By: /s/ Jason Groom
                                   ---------------------------------------------
                               Name: Jason Groom
                               Title: Vice President


                               MONUMENT CAPITAL LTD., as Assignee


                               By: Alliance Capital Management L.P., as
                               Investment Manager


                               By: Alliance Capital Management Corporation, a General Partner


                               By: /s/ Joel Serebransky
                                   ---------------------------------------------
                               Name: Joel Serebransky
                               Title: Senior Vice President


                               MORGAN STANLEY PRIME INCOME TRUST


                               By: /s/ Sheila A. Finnerty
                                   ---------------------------------------------
                               Name: Sheila A. Finnerty
                               Title: Executive Director

                               NATEXIS BANQUES POPULAIRES


                               By: /s/ Frank H. Madden, Jr.
                                   ---------------------------------------------
                               Name: Frank H. Madden, Jr.
                               Title: Vice President & Group Manager


                               By: /s/ Harris Frommer
                                   ---------------------------------------------
                               Name: Harris Frommer
                               Title: Assistant Vice President


                               NATIONAL CITY


                               By: /s/ Jennifer R. Hammarlund
                                   ---------------------------------------------
                               Name: Jennifer R. Hammarlund
                               Title: Assistant Vice President


                               NEW ALLIANCE GLOBAL CDO, LIMITED


                               By: Alliance Capital Management L.P., as Sub-advisor


                               By: Alliance Capital Management Corporation,
                               as General Partner


                               By: /s/ Joel Serebransky
                                   ---------------------------------------------
                               Name: Joel Serebransky
                               Title: Senior Vice President


                               NOMURA BOND & LOAN FUND


                               By: UFJ Trust Company of New York, as Trustee


                               By: Nomura Corporate Research and Asset
                               Management Inc., Attorney in Fact


                               By: /s/ Richard W. Stewart
                                   ---------------------------------------------
                               Name: Richard W. Stewart
                               Title: Director

                               NYLIM HIGH YIELD CDO, 2001, LTD.


                               By: New York Life Investment Management, LLC, as Investment Manager and Attorney-In-Fact


                               By: /s/ F. David Melka
                                   ---------------------------------------------
                               Name: F. David Melka
                               Title: Vice President


                               OLYMPIC FUNDING TRUST, SERIES 1999-1


                               By: /s/ Ann E. Morris
                                   ---------------------------------------------
                               Name: Ann E. Morris
                               Title: Authorized Agent


                               OPPENHEIMER SENIOR FLOATING RATE
                               FUND


                               By: /s/ David Foxhoven
                                   ---------------------------------------------
                               Name: David Foxhoven
                               Title: A.V.P


                               ORYX CLO, LTD.


                               By: ING Capital Advisors LLC, as Collateral
                               Manager


                               By: /s/ Helen Rhee
                                   ----------------------------
                               Name: Helen Rhee
                               Title: Senior Vice President

                               PACIFICA PARTNERS I, L.P.


                               By: Imperial Credit Asset Management as its
                               Investment Manager


                               By: /s/ Sean Walker
                                   ---------------------------------------------
                               Name: Sean Walker
                               Title: Vice President


                               PILGRIM AMERICA HIGH INCOME
                               INVESTMENTS INC. LTD.


                               By: ING Investments, LLC as its Investment
                               Manager


                               By: /s/ Jason Groom
                                   ---------------------------------------------
                               Name: Jason Groom
                               Title: Vice President


                               PILGRIM CLO 1999-1 LTD.


                               By: ING Investments, LLC as its Investment
                               Manager


                               By: /s/ Jason Groom
                                   ---------------------------------------------
                               Name: Jason Groom
                               Title: Vice President


                               PINEHURST TRADING, INC.


                               By: /s/ Ann E. Morris
                                   ---------------------------------------------
                               Name: Ann E. Morris
                               Title: Asst. Vice President

                               PPM SHADOW CREEK FUNDING LLC


                               By: /s/ Ann E. Morris
                                   ---------------------------------------------
                               Name: Ann E. Morris
                               Title: Asst. Vice President


                               PPM SPYGLASS FUNDING TRUST


                               By: /s/ Ann E. Morris
                                   ---------------------------------------------
                               Name: Ann E. Morris
                               Title: Authorized Agent


                               PROMETHEUS INVESTMENT FUNDING NO. 1
                               LTD


                               By: CPF Asset Advisory, LLC as Investment
                               Manager


                               By: /s/ Francesco Ossino
                                   ---------------------------------------------
                               Name: Francesco Ossino
                               Title: Director


                               By: /s/ Timothy L. Harrod
                                   ---------------------------------------------
                               Name: Timothy L. Harrod
                               Title: Managing Director


                               PUTNAM DIVERSIFIED INCOME TRUST


                               By: /s/ John R. Verani
                                   ---------------------------------------------
                               Name: John R. Verani
                               Title: Vice President

                               PUTNAM FUNDS TRUST - PUTNAM HIGH
                               YIELD TRUST II


                               By: /s/ John R. Verani
                                   ---------------------------------------------
                               Name: John R. Verani
                               Title: Vice President


                               PUTNAM HIGH YIELD ADVANTAGE FUND


                               By: /s/ John R. Verani
                                   ---------------------------------------------
                               Name: John R. Verani
                               Title: Vice President


                               PUTNAM HIGH YIELD TRUST


                               By: /s/ John R. Verani
                                   ---------------------------------------------
                               Name: John R. Verani
                               Title: Vice President


                               PUTNAM MASTER INCOME TRUST


                               By: /s/ John R. Verani
                                   ---------------------------------------------
                               Name: John R. Verani
                               Title: Vice President


                               PUTNAM MASTER INTERMEDIATE INCOME
                               TRUST


                               By: /s/ John R. Verani
                                   ---------------------------------------------
                               Name: John R. Verani
                               Title: Vice President

                               PUTNAM PREMIER INCOME TRUST


                               By: /s/ John R. Verani
                                   ---------------------------------------------
                               Name: John R. Verani
                               Title: Vice President


                               PUTNAM VARIABLE TRUST - PVT
                               DIVERSIFIED INCOME FUND


                               By: /s/ John R. Verani
                                   ---------------------------------------------
                               Name: John R. Verani
                               Title: Vice President


                               SENIOR DEBT PORTFOLIO


                               By: Boston Management and Research as
                               Investment Advisor


                               By: /s/ Scott H. Page
                                   ---------------------------------------------
                               Name: Scott H. Page
                               Title: Vice President


                               SEQUILS-CENTURION V, LTD


                               By: American Express Asset Management Group
                               Inc. as Collateral Manager


                               By: /s/ Steven B. Staver
                                   ---------------------------------------------
                               Name: Steven B. Staver
                               Title: Managing Director

                               SEQUILS PILGRIM-1 LTD.


                               By: ING Investments, LLC as its Investment
                               Manager


                               By: /s/ Jason Groom
                                   ---------------------------------------------
                               Name: Jason Groom
                               Title: Vice President


                               SIMSBURY CLO, LIMITED


                               By: David L. Babson & Co. Inc. under delegated authority from MassMutual Life Insurance Company as Collateral Manager


                               By: /s/ Mary S. Law
                                   ---------------------------------------------
                               Name: Mary S. Law
                               Title: Managing Director


                               SUNTRUST BANK


                               By: /s/ Thomas G. Hamby
                                   ---------------------------------------------
                               Name: Thomas G. Hamby
                               Title: Vice President


                               UBS AG, STAMFORD BRANCH


                               By: /s/ David J. Kalal
                                   ---------------------------------------------
                               Name: David J. Kalal
                               Title: Executive Director Recovery Management


                               By: /s/ William A. Roche
                                   ---------------------------------------------
                               Name: William A, Roche
                               Title: Executive Director Recovery Management

                               VAN KAMPEN SENIOR INCOME TRUST


                               By: Van Kampen Investment Advisory Corp.


                               By: /s/ Christina Jamieson
                                   ---------------------------------------------
                               Name: Christina Jamieson
                               Title: Vice President


                               VAN KAMPEN PRIME RATE INCOME TRUST


                               By: Van Kampen Investment Advisory Corp.


                               By: /s/ Christina Jamieson
                                   ---------------------------------------------
                               Name: Christina Jamieson
                               Title: Vice President


                               VAN KAMPEN CLO I, LIMITED


                               By: Van Kampen Investment Advisory Corp, as
                               Collateral Manager


                               By: /s/ Christina Jamieson
                                   ---------------------------------------------
                               Name: Christina Jamieson
                               Title: Vice President


                               VAN KAMPEN CLO II, LIMITED


                               By: Van Kampen Investment Advisory Corp as
                               Collateral Manager


                               By: /s/ Christina Jamieson
                                   ---------------------------------------------
                               Name: Christina Jamieson
                               Title: Vice President

                               WELLS FARGO BANK, N.A.


                               By: /s/ Hugh Diddy
                                   ---------------------------------------------
                               Name: Hugh Diddy
                               Title: Vice President

                                                                   Schedule 1.1A
                                                                   -------------

                         FIRST QUARTER 2002 ADJUSTMENTS

                                 (in thousands)




     Net sales - trade promotions and other                     $ 17,700

     Cost of sales - inventory disputes                              980

     General and administration - severance and other              1,125

     Interest expense - waiver fee                                   325
                                                                --------

                                                                $ 20,130
                                                                ========